UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2025

AKARI THERAPEUTICS, PLC

(Exact Name of Registrant as Specified in Charter)

England and Wales	001-36288	98-1034922
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

401 E Jackson Street, Suite 3300

Tampa, FL 33602

(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (929) 274-7510

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered
American Depository Shares, each representing 2000 Ordinary Shares	AKTX	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.000000005 per share*		The Nasdaq Stock Market LLC

*Trading, but only in connection with the American Depositary Shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing of a series of concurrent equity-related transactions (the “Transactions”). Taken together, the Transactions total approximately $9 million in combined cash proceeds and liability reduction, calculated as the sum of (i) approximately $5 million in gross cash proceeds from a registered direct offering (the “Registered Direct Offering”) and a concurrent private placement (the “Private Placement, and, with the Registered Direct Offering, the “Offerings”) and (ii) approximately $4 million of non-cash reduction of outstanding note principal achieved through privately negotiated exchanges of certain notes into equity and warrants (the “Exchange”). Further details, including exact security counts, prices and terms, are set forth in Item 1.01 and Item 3.02 and the exhibits to this Current Report on Form 8-K.

Item 1.01.	Entry into a Material Definitive Agreement.

Registered Direct Offering and Concurrent Private Placement

On December 16, 2025, Akari Therapeutics, Plc (the “Company”) entered into a securities purchase agreement (the “RDO Purchase Agreement”) with certain institutional investors providing for the issuance and sale, in the Registered Direct Offering, of 10,043,774 American Depositary Shares (“ADSs”), each representing 2,000 ordinary shares, par value $0.000000005 per share (“Ordinary Shares”), of the Company. The ADSs have been offered and sold together with Series G warrants (“Series G Warrants”) to purchase up to an aggregate of 10,043,774 ADSs, which are being issued in a concurrent private placement. The combined purchase price per ADS and accompanying Series G Warrant sold in the Registered Direct Offering is $0.3883.

In a concurrent Private Placement, pursuant to a securities purchase agreement dated as of December 16, 2025 (the “PIPE Purchase Agreement”, and, together with the RDO Purchase Agreement, the “Purchase Agreements”), the Company agreed to issue to certain directors and officers of the Company (i) unregistered pre-funded warrants (“Pre-Funded Warrants”, and, together with the Series G Warrants, the “Warrants”) to purchase an aggregate of 2,563,713 ADSs at an exercise price per ADS of $0.00001, and (ii) accompanying Series G Warrants to purchase an aggregate of 2,563,713 ADSs, at a combined purchase price of $0.4041 per Pre-Funded Warrant and Series G Warrant.

The aggregate gross proceeds from the Offerings are expected to be approximately $5 million, excluding any proceeds from any future exercises of the Warrants. The Offerings are expected to close on or about December 17, 2025 (the “Closing Date”), subject to the satisfaction of customary closing conditions.

Taken together, the gross cash proceeds of the Offerings when combined with the liability reduction in the Exchange total approximately $9 million.

The Company intends to use the net proceeds from the Offerings for continued research and development as well as working capital and general corporate purposes.

The Series G Warrants issued in the Offerings have an exercise price of $0.3883 per ADS, subject to customary adjustments as set forth therein. The Series G Warrants are exercisable commencing on the effective date (the “Shareholder Approval Date”) of shareholder approval of the issuance of the ADSs issuable upon exercise of the Warrants (the “Shareholder Approval”) and will have a 5-year term from the Shareholder Approval Date. Subject to limited exceptions, a holder of Series G Warrants will not have the right to exercise any portion of its Warrants if the holder, together with its affiliates, would beneficially own in excess of 4.99% (or 9.99% at the election of the holder) of the number of Ordinary Shares outstanding immediately after giving effect to such exercise, provided that the holder may, at its option, increase the beneficial ownership limitation up to 9.99%.

The Pre-Funded Warrants have an exercise price of $0.00001 per ADS, will be immediately exercisable following the Shareholder Approval, and will not expire until fully exercised. The exercise price and number of ADSs issuable upon exercise is subject to appropriate adjustment in the event of dividends, stock splits, reorganizations or similar events affecting Ordinary Shares and ADSs and the exercise price. Subject to limited exceptions, each holder of Pre-Funded Warrants will not have the right to exercise any portion of its Pre-Funded Warrants if such holder, together with its affiliates, would beneficially own in excess of 9.99% of the number of our Ordinary Shares outstanding immediately after giving effect to such exercise.

If, following the date that is six (6) months following the original issuance date for the Series G Warrants, at the time of exercise there is no effective registration statement registering the ADSs underlying such Warrants, or immediately for the Pre-Funded Warrants, the Warrants may be exercised on a cashless basis. The Company has agreed to file a registration statement registering for resale the ADSs issuable upon exercise of the Warrants and the Placement Agent Warrants (defined below) within 30 days of the Closing Date.

The Company has agreed to call a meeting of its shareholders for the purpose of obtaining shareholder approval (the “Special Meeting”) within seventy-five (75) days of the Closing Date for the purpose of obtaining Shareholder Approval. If Shareholder Approval is not obtained at the Special Meeting, the Company shall call a meeting every forty (40) days thereafter to seek Shareholder Approval until Shareholder Approval is obtained or the Warrants are no longer outstanding.

Under the Purchase Agreements, the Company has agreed not to (i) enter into any agreement to issue or announce the issuance or proposed issuance of any ADSs, Ordinary Shares or ordinary share equivalents, or (ii) file any registration statement or amendment or supplement thereto, for a period of 30 days following the closing of the Offerings, subject to certain customary exceptions. In addition, the Purchase Agreements provide that for a period of one year following the closing of the Offerings, the Company will not effect or enter into an agreement to effect a “variable rate transaction” as defined in the Purchase Agreements, subject to certain customary exceptions.

The Purchase Agreements also contain representations, warranties, indemnification and other provisions customary for transactions of this nature.

The Company also entered into a placement agency agreement (the “Placement Agent Agreement”) with Ladenburg Thalmann & Co. Inc. (the “Placement Agent”), pursuant to which the Placement Agent agreed to serve as the exclusive placement agent for the Company in connection with the Offering. The Company agreed to pay the Placement Agent a placement agent fee equal to 8.0% of the gross proceeds from the sale of the securities in the Offerings, a management fee equal to 0.5% of the gross proceeds from the sale of the securities in the Offerings and a non-accountable expense allowance of up to $75,000. The Placement Agent or its designees will also receive warrants (the “Placement Agent Warrants”) to purchase up to 504,300 ADSs, representing 4.0% of the aggregate number of ADSs and Pre-Funded Warrants sold in the Offering, on substantially the same terms as the Series G Warrants except the Placement Agent Warrants have an exercise price of $0.4853875 per ADS and will have a 5-year term from the commencement of sales of the Offering.

The ADSs to be issued in the Registered Direct Offering are being offered and sold pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-289056) (the “Registration Statement”), which became effective on July 31, 2025, and the base prospectus dated as of July 31, 2025 contained in the Registration Statement, together with the related prospectus supplement dated December 16, 2025.

The foregoing descriptions of the RDO Purchase Agreement, the PIPE Purchase Agreement the Placement Agent Agreement, the Series G Warrants, the Pre-Funded Warrants and the Placement Agent Warrants are not complete and are qualified in their entirety by reference to the full text of such documents, copies of which are filed as exhibits to this Report on Form 8-K and are incorporated by reference herein.

A copy of the opinion of Greenberg Traurig, LLP (U.K.) relating to the legality of the Ordinary Shares underlying the ADSs issued in the Registered Direct Offering is attached as Exhibit 5.1 hereto.

Note Exchange

On December 16, 2025, the Company entered into privately negotiated note cancellation and exchange agreements (each, an “Exchange Agreement”) with the holders of its existing unsecured promissory notes with a 20% original issue discount issued in August and September 2025, each expiring twelve months after the date of issuance (the “2026 Notes”), to Exchange approximately $4 million principal amount of the 2026 Notes for (i) Pre-Funded Warrants to purchase up to an aggregate of 9,502,703 ADSs, at a price of $0.4041 per Pre-Funded Warrant and (ii) unregistered note exchange warrants to purchase up to an aggregate of 9,502,703 ADSs (“Note Exchange Warrants”).

The Pre-Funded Warrants issued in connection with the Exchange have the same terms as those issued in the Private Placement.

The Note Exchange Warrants are exercisable commencing on the Shareholder Approval Date for a term of five years following the Shareholder Approval Date and have an exercise price of $0.3883 per ADS. The exercise price and number of ADSs issuable upon exercise is subject to appropriate adjustment in the event of dividends, stock splits, reorganizations or similar events affecting Ordinary Shares and ADSs and the exercise price. Subject to limited exceptions, each holder of Note Exchange Warrants will not have the right to exercise any portion of its Note Exchange Warrants if such holder, together with its affiliates, would beneficially own in excess of 9.99% of the number of our ordinary shares outstanding immediately after giving effect to such exercise.

The Exchange is expected to close on December 17, 2025, subject to the satisfaction of customary closing conditions.

The foregoing description of the Exchange Agreement, the Pre-Funded Warrants and the Note Exchange Warrants are not complete and are qualified in their entirety by reference to the full text of such documents, copies of which are filed as exhibits to this Report on Form 8-K and is incorporated by reference herein.

The Warrants, the Placement Agent Warrants, the Note Exchange Warrants and the ADSs and Ordinary Shares underlying the Warrants, Placement Agent Warrants, and the Note Exchange Warrants are being offered and sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506(b) of Regulation D promulgated thereunder. The investors have represented that they are accredited investors, as that term is defined in Regulation D, or qualified institutional buyer as defined in Rule 144(A)(a), and have acquired the Warrants and Note Exchange Warrants and the ADSs and Ordinary Shares underlying the Warrants and Note Exchange Warrants as principals for their own respective accounts and have no arrangements or understandings for any distribution thereof. The offer and sale of the foregoing securities is being made without any form of general solicitation or advertising. The Warrants, the Placement Agent Warrants, the Note Exchange Warrants and the ADSs and Ordinary Shares underlying the Warrants, Placement Agent Warrants, and the Note Exchange Warrants have not been registered under the Securities Act or applicable state securities laws. Accordingly, the Warrants, the Placement Agent Warrants, the Note Exchange Warrants and the ADSs and Ordinary Shares underlying the Warrants, Placement Agent Warrants, and the Note Exchange Warrants may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

This Report on Form 8-K shall not constitute an offer to sell or the solicitation to buy, nor shall there be any sale of, any of the securities described herein in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 1.02.	Termination of a Material Definitive Agreement.

The description of the 2026 Notes and Exchange Agreement described in Item 1.01 is hereby incorporated by reference in this Item 1.02. At the closing of the Exchange, all 2026 Notes will be retired, following which no such notes remain issued or outstanding.

Item 3.02.	Unregistered Sales of Equity Securities.

The information under Item 1.01 of this Current Report on Form 8-K regarding the Warrants, Placement Agent Warrants, the Note Exchange Warrants and the ADSs and Ordinary Shares issuable upon exercise of the Warrants, Placement Agent Warrants and Note Exchange Warrants is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

The Company previously announced the Offering in a press release issued on December 16, 2025. A copy of such press release is furnished as exhibit 99.1 to this Current Report on Form 8-K.

The information set forth in this Item 7.01 of this Current Report on Form 8-K and in the attached Exhibit 99.1 are deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act, regardless of any general incorporation language in such filing.

Forward Looking Statements

This Report on Form 8-K contains statements which constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. These forward looking statements are based upon the Company’s present intent, beliefs or expectations, but forward looking statements are not guaranteed to occur and may not occur for various reasons, including some reasons which are beyond the Company’s control. For example, this Report states that the Offerings are expected to close on or about December 17, 2025. In fact, the closing of the Offerings are subject to various conditions and contingencies as are customary in securities purchase agreements in the United States. If these conditions are not satisfied or the specified contingencies do not occur, this Offerings may not close. For this reason, among others, you should not place undue reliance upon the Company’s forward looking statements. Except as required by law, the Company undertakes no obligation to revise or update any forward looking statements in order to reflect any event or circumstance that may arise after the date of this Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document
5.1	Opinion of Greenberg Traurig LLP (U.K.)
10.1	Form of RDO Purchase Agreement
10.2	Form of PIPE Purchase Agreement
10.3	Form of Placement Agent Agreement
10.4	Form of Series G Warrant
10.5	Form of Pre-Funded Warrant
10.6	Form of Placement Agent Warrant
10.7	Form of Exchange Agreement
10.8	Form of Note Exchange Warrant
99.1	Press Release dated December 16, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akari Therapeutics, Plc

Date: December 17, 2025	By:	/s/ Kameel Farag
	Name:	Kameel Farag
	Title:	Interim Chief Financial Officer